File No. 033-79166, 811-8522
                                                  Filed under Rule 497(e)


                  THE EQUI-SELECT SERIES TRUST


                     PROSPECTUS SUPPLEMENT
                       FEBRUARY 24, 1998

     SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1997 AS AMENDED
  JUNE 26, 1997, JULY 9, 1997, OCTOBER 24, 1997 AND JANUARY 5, 1998

     The Equi-Select Series Trust's Board of Trustees, at a meeting on February 14, 1998, approved a sub-advisory agreement among the Equi-Select Series Trust (the "Trust"), Directed Services, Inc. and Baring International Investment Limited ("BIIL") appointing BIIL as Sub-Advisor to the International Fixed Income Portfolio to become effective on May 1, 1998 pending shareholder approval. On that date, Credit Suisse Asset Management Limited will cease to act as the Sub-Advisor to the International Fixed Income Portfolio of the Trust.

     The agreement approved by the Trustees is substantially similar to the respective agreement now in effect including the compensation to be paid to the new Sub-Advisor. Additionally, the Board of Trustees voted to submit this agreement to the shareholders of the International Fixed Income Portfolio of the Trust for their approval.

     BIIL, located at 155 Bishopsgate London, is registered under the Investment Advisor's Act of 1940 and provides investment management services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"). BAHML, a company registered is England and Wales, is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM"). BAMHL is a wholly owned indirect subsidiary of ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries.

     BAM provides global investment management services and maintains major investment offices in Boston, London, Hong Kong and Tokyo, and together with its predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1997, BAM managed approximately $36.1 billion of assets.

     The International Fixed Income Portfolio will be managed by Paul Thursby. Mr. Thursby has been an investment professional with BIIL since 1991 and has 18 years of investment. He is a specialist in the Japanese domestic bond market and lived in Japan for two years while working for Prudential Bache.
He has recently been recognized by Micropal for his outstanding management of fixed income funds. He is a senior member of the Fixed Income and Currency Team and sits on the Fixed Income Strategy Group. His specialization is the construction of diversified portfolios on behalf of U.S., U.K. and Japanese clients.

5569-BAM                                                           2/24/98